                                                                      Exhibit 99

                             LETTER OF TRANSMITTAL

                    THE CONNECTICUT LIGHT AND POWER COMPANY

                           Offer for All Outstanding

      First and Refunding Mortgage Bonds, 1997 Series B Due June 1, 2002

                                in Exchange for

   First and Refunding Mortgage 7 3/4 Bonds, 1997 Series C Due June 1, 2002


                              ------------------
                Pursuant to the Prospectus Dated July __, 1997


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____ __, 1997 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS
OF OLD BONDS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------
                 To: Bankers Trust Company, as Exchange Agent

       By Mail:               By Facsimile:        By Hand or Express Delivery:

Bankers Trust Company        (212) _________           Bankers Trust Company
 Four Albany Street                                   Four Albany Street
New York, NY 10006.        Confirm by Telephone:       New York, NY 10006.

                             (212) _________


          Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

          The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated July __, 1997 (the "Prospectus"), of The Connecticut
Light and Power Company, a Connecticut corporation ("CL&P"), and this Letter of Transmittal and the accompanying instructions (the "Letter of Transmittal"), which together constitute CL&P's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of First and Refunding Mortgage 7 3/4 Bonds, 1997 Series C (the "New Bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for a like principal amount of its outstanding First and Refunding Mortgage Bonds, 1997 Series B (the "Old Bonds"), upon the terms and subject to the conditions set forth in the Prospectus.

          If this Letter of Transmittal is signed by the registered holder(s) of the Old Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Bonds without alteration, enlargement or any change whatsoever. If any tendered Old Bonds are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations or certificates.

          This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Old Bonds are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Bonds is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer-- Procedures for Tendering Old Bonds" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Bonds (such participants, acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Bonds is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure," and, in each case, instructions are being transmitted through the DTC Automated Tender Offer Program ("ATOP"). Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

          The term "Holder" with respect to the Exchange Offer means any person:
(i) in whose name Old Bonds are registered on the books of CL&P or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Bonds are held of record by DTC and who desires to deliver such Old Bonds by book-entry transfer at DTC.

          The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

          All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Prospectus.

          The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

          HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD BONDS MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

          List below the Old Bonds to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Partial tenders of Old Bonds will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


-----------------------------------------------------------------------------------------------
                                   DESCRIPTION OF OLD BONDS
-----------------------------------------------------------------------------------------------
                                                         Certificate
                                                         Number(s)*           Aggregate
                                                          (Attach             Principal
        Name(s) and Address(es) of                         signed               Amount
              Holder(s)                                   list if          Tendered (if less
        (Please fill in if blank)                         necessary)          than all)**
-----------------------------------------------------------------------------------------------

                                                    --------------------   --------------------

                                                    --------------------   --------------------

                                                    --------------------   --------------------

                                                    --------------------   --------------------

-----------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD BONDS TENDERED
-----------------------------------------------------------------------------------------------
*  Need not be completed by Holders tendering by book-entry transfer.

** Need not be completed by Holders who wish to tender with respect to all Old
   Bonds listed.  See Instruction 2.
-----------------------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_____________________________________________

     DTC Book-Entry Account No.:________________________________________________

     Transaction Code No:_______________________________________________________

  If Holders desire to tender Old Bonds pursuant to the Exchange Offer and (i) certificates representing such Old Bonds are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Bonds or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior the Expiration Date, such Holders may effect a tender of such Old Bonds in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure." DTC participants may also accept the Offer by submitting the notice of guaranteed delivery through ATOP.


[_] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Bonds:_________________________________________

     Window Ticket No. (if any):________________________________________________

     Date of Execution of
     Notice of Guaranteed Delivery:_____________________________________________

     Name of Eligible Institution that Guaranteed Delivery:

     ___________________________________________________________________________

     If Delivered by Book-Entry Transfer:
     Name of Tendering Institution:_____________________________________________

     DTC Book-Entry Account No.:________________________________________________

     Transaction Code No.:______________________________________________________


[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________

     Address:___________________________________________________________________

     ___________________________________________________________________________

[_]  CHECK HERE IF TENDERED BONDS ARE ENCLOSED HEREWITH.

Ladies and Gentlemen:

          Subject to the terms of the Exchange Offer, the undersigned hereby tenders to CL&P the principal amount of Old Bonds indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Bonds tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, CL&P all right, title and interest in and to the Old Bonds tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of CL&P and as Trustee under the Indenture for the Old Bonds and the New Bonds) with respect to the tendered Old Bonds with full power of substitution to (i) deliver certificates for such Old Bonds to CL&P, or transfer ownership of such Old Bonds on the account books maintained by DTC together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, CL&P and (ii) present such Old Bonds for transfer on the books of CL&P and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

          The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Bonds tendered hereby and that CL&P will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by CL&P. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Bonds issued in exchange for the Old Bonds pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by any holder thereof (other than (i) a broker-dealer who purchased such Old Bonds directly from CL&P to resell pursuant to Rule 144A or any other available exemption under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a person that is an "affiliate" of CL&P within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holder is acquiring the New Bonds in its ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Bonds.

          The undersigned hereby further represents to CL&P that (i) the New Bonds acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements or understandings with any person to participate in the distribution of such New Bonds and (iii) such holder is not an "affiliate", as defined under Rule 405 of the Securities Act, of CL&P or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. The undersigned acknowledges and agrees that any person participating in the Exchange Offer for the purpose of distributing the New Bonds must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale or transaction of the New Bonds acquired by such person. The undersigned understands that such secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Securities and Exchange Commission. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Bonds. If the undersigned is a broker-dealer that will receive New Bonds for its own account in exchange for Old Bonds that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or CL&P to be necessary or desirable to complete the assignment and transfer of the Old Bonds tendered hereby.

          For purposes of the Exchange Offer, CL&P shall be deemed to have accepted validly tendered Old Bonds when CL&P has given oral or written notice thereof to the Exchange Agent. If any tendered Old Bonds are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Bonds will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

          All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereby shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, executors, administrators, legal representatives, trustees in bankruptcy, successors and assigns.

          The undersigned understands that tenders of Old Bonds pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Bonds" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and CL&P upon the terms and subject to the conditions of the Exchange Offer. The tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

          The undersigned understands that delivery and tender of the Old Bonds is not effective and risk of loss of the Old Bonds does not pass to the Exchange Agent until receipt by the Exchange Agent of this Letter of Transmittal, properly completed and duly executed with all accompanying evidences of authority and other documents in a form satisfactory to CL&P.

          Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange and return any Old Bonds not tendered or not exchanged in the name(s) of the undersigned (or in either such event, in the case of Old Bonds tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange and any certificates for Old Bonds not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange and return any Old Bonds not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that CL&P has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Bonds from the name of the registered holder(s) thereof if CL&P does not accept for exchange any of the Old Bonds so tendered.


--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

                  (To Be Completed by All Tendering Holders of
         Old Bonds Regardless of Whether Old Bonds Are Being Physically
                              Delivered Herewith)

      This Letter of Transmittal must be signed by the Holder(s) of Old Bonds exactly as their name(s) appear(s) on certificate(s) for Old Bonds or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Bonds, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to CL&P of such person's authority to so act. See Instruction 3.

X__________________________________      Date:__________________________________

X__________________________________      Date:__________________________________
   Signature(s) of Holder(s) or
       Authorized Signatory

Name(s):___________________________      Address________________________________

        ___________________________             ________________________________
              (Please Print)                          (Including Zip Code)

Capacity:__________________________ Area Code and Telephone No.:________________

Social Security No.:__________________________


                         MEDALLION SIGNATURE GUARANTEE
                        (If Required by Instruction 3)

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                    (Title)

Date:_____________________________, 1997

___________________________________     ________________________________________
SPECIAL ISSUANCE INSTRUCTIONS                 SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 3 and 4)                 (See Instructions 1, 3 and 4)

   To be completed ONLY if              To be completed ONLY if certificates for
certificates for Old Bonds not          Old Bonds not exchanged and/or New Bonds
exchanged and/or New Bonds are to       are to be sent to someone other than the
be issued in the name of and sent       person or persons whose signature(s)
to someone other than the person        appear(s) on this Letter of Transmittal
or persons whose signature(s)           above or to such person or persons at an
appear(s) on this Letter of             address other than shown in the box
Transmittal above, or if Old            entitled "Description of Old Bonds" on
Bonds delivered by book-entry           this Letter of Transmittal above.
transfer which are not accepted
for exchange are to be returned
by credit to an account maintained
at the Book-Entry Transfer Facility
other than the account indicated
above.


Issue: New Bonds and/or Old             Mail: New Bonds and/or Old Bonds to:
       Bonds to:
Name(s):_________________________       Name(s):_______________________________
        (Please Type or Print)                      (Please Type or Print)

_________________________________       _______________________________________
(Please Type or Print)                  (Please Type or Print)

                                        Address:_______________________________
Address:_________________________
                                        _______________________________________
_________________________________       (Zip Code)
(Zip Code)

  (Complete Substitute Form W-9)

[_]


    Credit unexchanged Old Bonds
    delivered by book-entry
    transfer to the Book-Entry
    Transfer Facility account set
    forth below.


_________________________________
(Book-entry Transfer Facility
Account Number, if applicable)
__________________________________      _______________________________________


IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH THE CERTIFICATES FOR OLD BONDS OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                 INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                   of the Exchange Offer for All Outstanding
       First and Refunding Mortgage Bonds, 1997 Series B Due June 1, 2002
                                in Exchange for
    First and Refunding Mortgage 7 3/4 Bonds, 1997 Series C Due June 1, 2002


    1. Delivery of this Letter of Transmittal and Old Bonds; Guaranteed Delivery Procedure. The certificates for the tendered Old Bonds (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Bonds delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Bonds should be sent to CL&P.

    Holders who wish to tender their Old Bonds and (i) whose Old Bonds are not immediately available or (ii) who cannot deliver their Old Bonds, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Bonds and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Bonds, the certificate number or numbers of such Old Bonds and the principal amount of Old Bonds tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Old Bonds (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Bonds in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the Caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Bonds who wishes to tender his Old Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Bonds will be determined by CL&P in its sole discretion, which determination will be final and binding.
CL&P reserves the absolute right to reject any and all Old Bonds not properly tendered or any Old Bonds CL&P's acceptance of which would, in the opinion of counsel for CL&P, be unlawful. CL&P also reserves the right to waive any irregularities or conditions of tender as to particular Old Bonds. CL&P's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Bonds must be cured within such time as CL&P shall determine. Neither CL&P, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Bonds, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Bonds will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering holders of Old Bonds, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    See "The Exchange Offer" section of the Prospectus.

    2. Partial Tenders. If less than the entire principal amount of any Old Bonds is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Bonds." Partial tenders of Old Bonds will be accepted in all denominations of $1,000 and integral multiples in excess thereof. The entire principal amount of Old Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Bonds is not tendered, Old Bonds for the principal amount of Old Bonds not tendered and a certificate or certificates representing New Bonds issued in exchange for any Old Bonds accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Bonds are accepted for exchange.

    3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantees of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Old Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Bonds without alteration, enlargement or any change whatsoever. If any tendered Old Bonds are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations or certificates.

    If this Letter of Transmittal is signed by the registered Holder(s) of Old Bonds tendered hereby and the certificate(s) for New Bonds issued in exchange therefor is to be issued (or any untendered principal amount of Old Bonds is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Bonds, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Bonds tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a recognized member of a Medallion Signature Guarantee Program.

    If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any Old Bonds listed, such Old Bonds must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Bonds.

    If this Letter of Transmittal or any Old Bonds or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by CL&P, evidence satisfactory to CL&P of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Old Bonds or signatures on bond powers required by this Instruction 3 must be guaranteed by an eligible guarantor institution which is a member of one of the following recognized Medallion Signature Guarantee
Programs: the Securities Transfer Agents Medallion Program; the New York Stock Exchange Medallion Signature Program; or the Stock Exchange Medallion Program.

    Signatures on this Letter of Transmittal must be guaranteed by a recognized member of a Medallion Signature Guarantee Program unless the Old Bonds tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Bonds) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

    4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Bonds or substitute Old Bonds for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Bonds through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    5. Transfer Taxes. CL&P will pay all transfer taxes, if any, applicable to the exchange of Old Bonds pursuant to the Exchange Offer. If, however, certificates representing New Bonds or Old Bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Bonds pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Bonds listed in this Letter of Transmittal.

    6. Waiver of Conditions. CL&P reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Bonds tendered.

    7. Mutilated, Lost, Stolen or Destroyed Old Bonds. Any tendering Holder whose Old Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

    8. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contract their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Bonds, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Bonds for exchange. Neither CL&P, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Bonds, nor shall any of them incur any liability for failure to give any such notice.

                         (DO NOT WRITE IN SPACE BELOW)


--------------------------------------------------------------------------------
  Certificate Surrendered       Old Bonds Tendered        Old Bonds Accepted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Delivery Prepared by         Checked                   Date
                             by                            ---------------------
 --------------                --------------------
--------------------------------------------------------------------------------


                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, a Holder whose tendered Old Bonds are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to New Bonds purchased pursuant to the Exchange Offer may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

    To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

    The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Bonds. If the Old Bonds are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------
                               PAYER'S NAME:
--------------------------------------------------------------------------------
SUBSTITUTE                     Part 1-PLEASE PROVIDE
                               YOUR TIN IN THE BOX AT          -----------------
                               RIGHT AND CERTIFY BY            Social Security
                               SIGNING AND DATING BELOW             Number
Form W-9                                                    OR
                                                               -----------------
                                                               Employer
                                                               Identification
                                                               Number
Department of the Treasury     -------------------------    --------------------
Internal Revenue Service
                               Part 2-Certification-Under   Part 3-
Payer's Request for            Penalties of Perjury, I
Taxpayer Identification        certify that:                Awaiting TIN [_]
Number (TIN) and
Certification                  (1)  The number shown in
                                    this form is my
                                    correct Taxpayer
                                    Identification Number
                                    (or I am waiting for a
                                    number to be issued to
                                    me) and

                               (2)  I am not subject to
                                    backup withholding
                                    either because I have
                                    not been notified by
                                    the Internal Revenue
                                    Service ("IRS") that I
                                    am subject to backup
                                    withholding as a result
                                    of failure to report all
                                    interest or dividends, or
                                    the IRS has notified me
                                    that I am no longer subject
                                    to backup withholding.
                            ----------------------------------------------------
                            Certificate Instructions-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                            SIGNATURE                   Date
                                     ----------------       -----------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW BONDS PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

               -------------------         ------------------
               Signature                   Date
--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                                      for
                    First and Refunding Bonds, 1997 Series B
                                       of
                    The Connecticut Light and Power Company

     As set forth in the Prospectus, dated July __, 1997 (the "Prospectus"), of The Connecticut Light and Power Company (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept CL&P's exchange offer (the "Exchange Offer") to purchase all of its outstanding First and Refunding Bonds, 1997 Series B (the "Old Bonds") if (i) certificates representing the Old Bonds to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Bonds or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via telegram, telex or facsimile, to the Exchange Agent at its address set forth below not later than 5:00 p.m., New York City Time, on _____ __, 1997, unless the Offer is extended. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.


                             The Exchange Agent is:

                             Bankers Trust Company

       By Mail:                 By Facsimile:          By Hand or Express Delivery:

Bankers Trust Company          (212)__________            Bankers Trust Company
 Four Albany Street                                        Four Albany Street
New York, NY  10006.        Confirm by Telephone:         New York, NY  10006.

                               (212)_________

     Delivery of this instrument to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to CL&P, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Bonds set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedure."

     The undersigned understands that partial tenders of Old Bonds will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Bonds pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Bonds may also be withdrawn if the Exchange Offer is terminated without any such Old Bonds being purchased thereunder or as otherwise provided in the Prospectus under the caption "The Exchange Offer-Withdrawal Rights."

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                           PLEASE COMPLETE AND SIGN

-------------------------------------------------------   --------------------------------------------------------------------------

Signature(s) of Registered Owner(s) or Authorized         Name(s) of Registered
Signatory:____________________________________________    Holder(s)_________________________________________________________________

______________________________________________________    __________________________________________________________________________

______________________________________________________    __________________________________________________________________________

______________________________________________________
Principal Amount of Old Bonds Tendered:                   Address:__________________________________________________________________

______________________                                    __________________________________________________________________________

______________________________________________________
Certificate No(s). of Old Bonds (if available):           Area Code and Telephone No.:
______________________________________________________    _____________________________________
______________________________________________________
Date: ________________________________________________    If Old Bonds will be delivered by book-entry transfer at The Depository
Taxpayer Identification or                                Trust Company, insert Depository Account No.:
Social Security                                           __________________________________________________________________________

No._____________________________________                  --------------------------------------------------------------------------

-------------------------------------------------------

--------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Bonds exactly as its (their) name(s) appear on certificates for Old Bonds or on a security position listing as the owner(s) of Old Bonds, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)
Name(s):     ___________________________________________________________________
             ___________________________________________________________________
Capacity:    ___________________________________________________________________
Address(es): ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby (a) represents that each holder of Old Bonds on whose behalf this tender is being made "own(s)" the Old Bonds covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Bonds complies with such Rule 14e-4, and (c) guarantees that, within five New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, together with certificates representing the Old Bonds covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Bonds into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Bonds tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

--------------------------------------------------------------------------------
-------------------------------------  -----------------------------------------

Name of Firm:  ______________________  _________________________________________
                                                     Authorized Signature
Address: ____________________________  Name: ___________________________________

_____________________________________  Title: __________________________________

Area Code and Telephone No.: ________  Date: ___________________________________

-------------------------------------  -----------------------------------------

NOTE: DO NOT SEND OLD BONDS WITH THIS FORM. OLD BONDS SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                    The Connecticut Light and Power Company


                           Offer for All Outstanding
       First and Refunding Mortgage Bonds, 1997 Series B Due June 1, 2002
                                in Exchange for
    First and Refunding Mortgage 7 3/4 Bonds, 1997 Series C Due June 1, 2002



To Our Clients:

     Enclosed for your consideration is a Prospectus, dated July __ , 1997 (the "Prospectus"), and the related Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") of The Connecticut Light and Power Company ("CL&P") to exchange its First and Refunding Mortgage 7 3/4 Bonds, 1997 Series C Due June 1, 2002 (the "New Bonds") for its outstanding First and Refunding Mortgage Bonds, 1997 Series B Due June 1, 2002 (the "Old Bonds"), upon the terms and subject to the conditions described in the Prospectus. The Exchange Offer is being made in order to satisfy certain obligations of CL&P contained in the Registration Rights Agreement dated as of June 19, 1997.

     This material is being forwarded to you as the beneficial owner of the Old Bonds carried by us in your account but not registered in your name. A tender of such Old Bonds may only be made by us as the holder of record and pursuant to your instructions. Therefore, CL&P urges beneficial owners of Old Bonds registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such Holder promptly if they wish to exchange Old Bonds in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish us to tender on your behalf any or all of the Old Bonds held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

     Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Old Bonds on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on ________________, unless extended by CL&P. Any Old Bonds tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date.

     Your attention is directed to the following:

     1.  The Exchange Offer is for any and all Old Bonds.

     2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer--Certain Conditions to the Exchange Offer."

     3. Any transfer taxes incident to the transfer of Old Bonds from the holder to CL&P will be paid by CL&P, except as otherwise provided in the Instructions in the Letter of Transmittal.

     4. The Exchange Offer expires at 5:00 p.m., New York City time, on _______________, 1997, unless extended by CL&P.

     If you wish to have us tender your Old Bonds, please so instruct us by completing, executing and returning to us the instruction form on the back of this Letter of Transmittal. The Letter of Transmittal is furnished to you for your information only and may not be used directly by you to tender Old Bonds.

                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFER

     The undersigned acknowledge(s) receipt of your Letter of Transmittal and the enclosed material referred to therein relating to the Exchange Offer made by CL&P with respect to its Old Bonds.

     This will instruct you to tender the Old Bonds held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

Please tender the Old Bonds held by you for my account as indicated below:

                         ______________________________________________
                         Aggregate Principal Amount of Old Bonds

                         ______________________________________________

First and Refunding Mortgage 7 3/4 Bonds,
1997 Series C Due June 1, 2002

[_]  Please do not tender any Old Bonds
     held by you for my account.


Dated:           , 1997
                         ____________________________________________

                         ____________________________________________
                         Signature(s)

                         ____________________________________________

                         ____________________________________________

                         ____________________________________________
                         Please print name(s) here

                         ____________________________________________

                         ____________________________________________
                         Address(es)

                         ____________________________________________
                         Area Code and Telephone Number(s):

                         ____________________________________________
                         Tax Identification or Social Security No(s).

     None of the Old Bonds held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Old Bonds held by us for your account.

                    The Connecticut Light and Power Company

                           Offer for all Outstanding
       First and Refunding Mortgage Bonds, 1997 Series B Due June 1, 2002
                                in Exchange for
    First and Refunding Mortgage 7 3/4 Bonds, 1997 Series C Due June 1, 2002


To:  Brokers, Dealers, Commercial Banks, Trust Companies and Other
     Nominees:                                                     _______, 1997

     The Connecticut Light and Power Company ("CL&P") is offering, upon and subject to the terms and conditions set forth in the Prospectus, dated July __ , 1997 (the "Prospectus"), to exchange (the "Exchange Offer") its First and Refunding Mortgage 7 3/4 Bonds, 1997 Series C Due June 1, 2002 for its outstanding First and Refunding Mortgage Bonds, 1997 Series B Due June 1, 2002 (the "Old Bonds"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement dated as of June 19, 1997.

     We are requesting that you contact your clients for whom you hold Old Bonds regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Old Bonds registered in your name or in the name of your nominee, or who hold Old Bonds registered in their names, we are enclosing the following documents:

     1.  Prospectus dated July __ , 1997;

     2. The Letter of Transmittal for your use and for the information of your clients;

     3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Old Bonds are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date (as defined in below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

     4. A form of Letter of Transmittal which may be sent to your clients for whose account you hold Old Bonds registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer;

     5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9;

     6. Return envelopes addressed to Bankers Trust Company, Exchange Agent for the Old Bonds; and

     7.  A Letter of Transmittal from the President of CL&P.

     Your prompt action is requested. We urge you to contact your clients as promptly as possible. The Exchange Offer will expire at 5:00 p.m., New York City time, on __________________, unless extended by CL&P (the "Expiration Date"). The Old Bonds tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date. The Exchange Offer is not conditioned on any minimum principal amount of Old Bonds being tendered.

     To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal, with any required signature guarantees and any other required documents, should be sent to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

     If holders of Old Bonds wish to tender, but it is impracticable for them to forward their certificates for Old Bonds prior to the expiration of the Exchange Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

     CL&P will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and the related documents to the beneficial owners of Old Bonds held by them as nominee or in a fiduciary capacity. CL&P will pay or cause to be paid all stock transfer taxes applicable to the exchange of Old Bonds pursuant to the Exchange Offer, except as set forth in Instruction 5 of the Letter of Transmittal.

     Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to Bankers Trust Company, Exchange Agent for the Old Bonds, at its address and telephone number set forth on the front of the Letter of Transmittal.

                                       Very truly yours,



                                       The Connecticut Light and Power Company


     NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF CL&P OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF EITHER OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.



Enclosures